As filed with the Securities and Exchange Commission on October 27, 1995.

Registration No. 33-48606
(The 59 Wall Street Tax Free Short/Intermediate Fixed Income
Fund)




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 31

                            THE 59 WALL STREET TRUST
               (Exact name of Registrant as specified in charter)


                               6 St. James Avenue
                          Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


         Registrant's Telephone Number, Including Area Code: (617)
                                    423-0800

                               PHILIP W. COOLIDGE
                6 St. James Avenue, Boston, Massachusetts 02116

                    (Name and Address of Agent for Service)


                                    Copy to:
                         JOHN E. BAUMGARDNER, JR., ESQ.
                              Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to pursuant to paragraph (b)
[X] on October 27,  1995  pursuant  to  paragraph  (b)
[ ] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on August 29, 1995, for Registrant's fiscal year ending June 30, 1995.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 19331



                                                              Proposed              Proposed
Title of                                Amount Being          Maximum               Maximum
Securities                              Registered            Offering              Aggregate             Amount of
Being                                   Under Rule            Price Per             Offering              Registration
Registered                              24e-2                 Unit2                 Price3                Fee



The 59 Wall Street
Tax Free Short/
Intermediate Fixed
Income Fund
Shares of
Beneficial
Interest
(par value
$0.01 per share)                        $16,880,899            $10.30                $290,000              $100.00


   1The shares being registered as set forth in this table are in addition to the indefinite number of shares of beneficial interest which Registrant has registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 24f-2 under the 1940 Act. Registrant filed the Notice required by Rule 24f-2 on August 29, 1995 for its fiscal year ended June 30, 1995.

   2Based on Registrant's closing price of $10.30 on October 11, 1995 pursuant to Rule 457(d) under the 1933 Act and Rule 24e-2(a) under the 1940 Act.

   3In response to Rule 24e-2(b) under the 1940 Act: (1) the calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2; (2) $38,082,365 shares of beneficial interest were redeemed by the Registrant during the fiscal year ended June 30, 1995; (3) $21,229,621 shares are being used for reductions pursuant to Rule 24f-2 during the current fiscal year; and (4) $16,852,744 shares are being used for reduction in this amendment pursuant to Rule 24e-2(a).

                                EXPLANATORY NOTE


     This Amendment (the "Amendment") to the Registrant's Registration Statement includes a prospectus (the "Tax Free Short/Intermediate Fixed Income Fund Prospectus") relating only to The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fund"), a series of shares of the Registrant. Another series of shares of the Registrant is being offered by the prospectus (the "Money Market Fund Prospectus") which was included in Part A of Amendment No. 29 ("Amendment No. 29") to the Registrant's Registration Statement. A third series of the Registrant is being offered by the prospectus (the "U.S. Treasury Money Fund Prospectus") which was included in Part A of Amendment No. 31 ("Amendment 30") to the Registrant's Registration Statement. The Amendment does not relate to, amend or otherwise affect the Money Market Fund Prospectus or the U.S. Treasury Money Fund Prospectus, which are hereby incorporated by reference from Amendments No. 29 and 30, respectively.

                             CROSS REFERENCE SHEET
                          (as required by Rule 404(c))


PART A ITEM NO.:  Prospectus Headings.

1.      COVER PAGE:  Cover Page.

2.      SYNOPSIS:  Expense Table.

3.      CONDENSED FINANCIAL INFORMATION:  Financial Highlights.

4. GENERAL DESCRIPTION OF REGISTRANT: Investment Objective and Policies; Description of Shares; Investment Restrictions.

5.      MANAGEMENT OF THE FUND:  Management of the Trust; Expense Table.

5a.     MANAGEMENT'S DESCRIPTION OF FUND PERFORMANCE:  Not applicable.

6. CAPITAL STOCK AND OTHER SECURITIES: Description of Shares; Purchase of Shares; Dividends and Distributions; Taxes.

7. PURCHASE OF SECURITIES BEING OFFERED: Management of the Trust; Purchase of Shares; Net Asset Value; Dividends and Distributions.

8.      REDEMPTION OR REPURCHASE: Redemption of Shares.

9.      PENDING LEGAL PROCEEDINGS:  Not Applicable.

PART B ITEM NO.:  Statement of Additional Information Heading.

10.     COVER PAGE:  Cover Page.

11.     TABLE OF CONTENTS:  Table of Contents.

12.     GENERAL INFORMATION AND HISTORY:  Not Applicable.

13. INVESTMENT OBJECTIVES AND POLICIES: Investment Objective and Policies; Investment Restrictions.

14.     MANAGEMENT OF THE FUND:  Trustees and Officers.

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:  Trustees and
        Officers.

16. INVESTMENT ADVISORY AND OTHER SERVICES: Administrator; Distributor; Investment Adviser.

17.     BROKERAGE ALLOCATION AND OTHER PRACTICES: Portfolio Transactions.

18. CAPITAL STOCK AND OTHER SECURITIES: Description of Shares (in the Prospectus); Massachusetts Trust.

19.     PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED:  Net
        Asset Value.

20.     TAX STATUS:  Federal Taxes.

21.     UNDERWRITERS:  Administrator; Distributor.

22.     CALCULATION OF PERFORMANCE DATA:  Not Applicable.

23.     FINANCIAL STATEMENTS:  Financial Statements.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                           Tax Free Short/Intermediate
                                Fixed Income Fund
                                   PROSPECTUS


                                November 1, 1995

                                  [LOGO] PHOTO

================================================================================

 PROSPECTUS
                           The 59 Wall Street Tax Free
                      Short/Intermediate Fixed Income Fund

                 6 St. James Avenue, Boston, Massachusetts 02116

================================================================================

     The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

     The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Fund invests primarily in high quality municipal securities and the dollar weighted average maturity of the Fund's portfolio does not exceed three years. The Fund is an appropriate investment for those investors seeking tax-free income returns greater than those provided by tax-free money market funds and who are able to accept fluctuations in the net asset value of their investment. The Fund is designed to have lesser price fluctuations than long term bond funds. There can be no assurance that the investment objective of the Fund will be achieved.

     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

     Brown Brothers Harriman & Co. is the investment adviser to, the administrator of and an eligible institution of the Fund. Shares of the Fund are offered at net asset value without a sales charge to customers of Brown Brothers Harriman & Co.


     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                The date of this Prospectus is November 1, 1995.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Expense Table .............................................................    3
Financial Highlights ......................................................    4
Investment Objective and Policies .........................................    4
Investment Restrictions ...................................................    7
Purchase of Shares ........................................................    8
Redemption of Shares ......................................................    8
Management of the Trust ...................................................    9
Net Asset Value ...........................................................   13
Dividends and Distributions ...............................................   13
Taxes .....................................................................   13
Description of Shares .....................................................   15
Additional Information ....................................................   16
Appendix A ................................................................   18
Appendix B ................................................................   20






                          TERMS USED IN THIS PROSPECTUS


Trust ...............................................          The 59 Wall Street Trust
Fund ................................................          The 59 Wall Street Tax Free Short/Immediate
                                                                   Fixed Income Fund

Investment Adviser and Administrator.................          Brown Brothers Harriman & Co.
Subadministrator.....................................          59 Wall Street Administrators, Inc.
                                                                   ("59 Wall Street Administrators")
Distributor..........................................          59 Wall Street Distributors, Inc.
                                                                   ("59 Wall Street Distributors")
1940 Act.............................................          The Investment Company Act of 1940,
                                                                   as amended.

EXPENSE TABLE
================================================================================

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases........................................    None
Sales Load Imposed on Reinvested Dividends.............................    None
Deferred Sales Load....................................................    None
Redemption Fee.........................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)


Investment Advisory Fee......................................              0.35%
12b-1 Fee....................................................              None
Other Expenses
  Administration Fee ........................................    0.15%
  Expense Payment Fee........................................    0.20      0.35
                                                                 ----      ----
Total Fund Operating Expenses................................              0.70%
                                                                           ====


          Example
          -------                                         1 year    3 years     5 years    10 years
                                                          ------    -------     -------    --------
A shareholder of the Fund would pay the following
  expenses  on a $1,000  investment, assuming (1)
  5% annual return, and (2) redemption at the end
  of each time period:...........................            $ 7        $22         $39         $87
                                                             ---        ---         ---         ---

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.


     Under an agreement dated February 22, 1995, 59 Wall Street Administrators pays the Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and other than expenses relating to the organization of the Fund. Had this expense payment agreement not been in place, the total Fund operating expenses would have been 0.99% of the Fund's average annual net assets and the shareholder expenses reflected in the example above would have been $10, $32, $55, and $121, respectively. After this expense payment agreement terminates on July 1, 1997, the Trustees of the Trust estimate that, at the Fund's current asset level, the total Fund operating expenses may increase to approximately 1.00% of the Fund's average annual net assets. (See "Expense Payment Agreement".)


     For more information with respect to the expenses of the Fund, see "Management of the Trust" herein.

FINANCIAL HIGHLIGHTS
================================================================================

     The following information for the fiscal years ended June 30, 1995 and 1994 and the period July 23, 1992 (commencement of operations) to June 30, 1993 has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.

                                                                                                             For the period
                                                                              For the years                    July 23, 1992
                                                                              ended June 30,                 (commencement of
                                                                          ----------------------              operations) to
                                                                           1995            1994               June 30, 1993
                                                                          -------        -------           -------------------
Net asset value, beginning of period..........................            $ 10.11        $ 10.29               $   10.00
Income from investment operations:
  Net investment income ......................................               0.37           0.34                    0.32
  Net realized and unrealized gain (loss) on investments......               0.17          (0.18)                   0.29
Less dividends and distributions:
  Dividends to shareholders from net investment income........              (0.37)         (0.34)                  (0.32)
  Distributions to shareholders from net realized gains
     on investments...........................................                --           (0.00)**                  --
                                                                          -------        -------               ---------
Net asset value, end of period................................            $ 10.28        $ 10.11               $   10.29
                                                                          =======        =======               =========
Total return* ................................................               5.42%          1.59%                   6.16%***
Ratios/supplemental data:
  Net assets, end of period (000's omitted)...................            $51,828        $67,253                 $33,202
  Ratio of expenses to average net assets*....................               0.70%          0.70%                   0.70%***
  Ratio of net investment income to average net assets .......               3.67%          3.32%                   3.42%***
  Portfolio turnover rate ....................................              38.70%         26.75%                  12.68%

---------

  * Had the expense payment agreement not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1995 and June 30, 1994 and for the period ended June 30, 1993, would have been 0.99%, 1.01%, and 1.25%, respectively. For the same periods, the total return of the Fund would have been 5.13%, 1.28% and 5.61%, respectively.

 ** Distributions to shareholders from net realized gains was less than $0.01 per share.

***  Annualized.


     Further information about the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

     The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information" in this Prospectus.) However, the investment policies of the Fund as described below are not fundamental and may be changed without such approval.

     The Fund is an appropriate investment for those investors seeking tax-free income returns greater than those provided by tax-free money market funds and who are able to accept fluctuations in the net asset value of their investments. The Fund is designed to have lesser price fluctuations than long-term tax-free bond funds.

     The assets of the Fund under normal circumstances are fully invested in a broad range of high quality municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities. These securities include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. (See Appendix A for more detail.)

     While the Fund intends to continue to be fully invested in tax-exempt municipal obligations in order to provide investors with tax-free income, a portion of the assets may temporarily be held in cash or invested in short-term taxable securities if market conditions warrant. These would include obligations issued by the U.S. Government, its agencies or instrumentalities, commercial paper issued by corporations, bank obligations (such as certificates of deposit and bankers' acceptances) and repurchase agreements. (See Appendix B for more detail.)

     The Fund invests in high quality municipal securities. At the time of purchase, municipal bond investments either are rated in one of the three highest quality categories of the Standard & Poor's Corporation (meaning AAA, AA or A), Moody's Investors Service, Inc. (meaning Aaa, Aa or A) or Fitch Investors Service, Inc. (meaning AAA, AA or A) or, if unrated, are of comparable quality as judged by the Investment Adviser. The Investment Adviser may at any time purchase municipal bonds it believes to be defeased. Defeased municipal bonds are either general obligation or revenue bonds that have been fully secured or collateralized by an escrow account consisting of U.S. Government obligations that can adequately meet interest and principal payments. As such, the original issuer's credit obligation has been replaced by the escrowed securities. In determining whether a municipal bond has been defeased, the Investment Adviser relies upon brokers and dealers and upon various information reporting services it believes to be reliable. At the time of purchase, tax-exempt note and variable interest rate investments either are rated in one of the highest quality categories of the Standard & Poor's Corporation (meaning SP-1 or SP-2), Moody's Investors Service, Inc. (meaning MIG 1 or MIG 2), or Fitch Investors Service, Inc. (meaning F-1+, F-1 or F-2) or, if unrated, are of comparable quality as judged by the Investment Adviser. At the time of purchase, municipal commercial paper investments either are rated in the highest quality category of the Standard & Poor's Corporation (meaning A-1), Moody's Investors Service, Inc. (meaning Prime-1) or Fitch Investors Service, Inc. (meaning F-1+ or F-1) or, if unrated, are of comparable quality as judged by the Investment Adviser. Taxable money market instruments purchased for the Fund are of high quality and meet the credit standards established by the Trust's Board of Trustees.

     The dollar-weighted average maturity of the Fund's portfolio is not to exceed three years, and the maximum maturity of an issue at the time of purchase is limited to five years. Since bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, the three-year restriction on the Fund's dollar-weighted average maturity is designed to lessen the price fluctuation of the Fund. For example, the following table illustrates the effect a 2 percentage point change in interest rates would have on the price of bonds of varying maturities. The 10- and 20-year bonds have more exposure to interest rate movements and are subject to greater price volatility than the shorter term bonds.

                 Change in the Price of a Municipal Bond at Par
                                   Yielding 5%
--------------------------------------------------------------------------------
                                      2 Percentage Point      2 Percentage Point
                          Stated           Increase In             Decrease in
                         Maturity        Interest Rates           Interest Rates
================================================================================
   Eligible                1 Year              -2%                     +2%
      for                  3 Years             -5%                     +6%
  Investment               5 Years             -8%                     +9%
--------------------------------------------------------------------------------
 Not Eligible             10 Years            -14%                    +17%
for Investment            20 Years            -21%                    +30%
--------------------------------------------------------------------------------

     The Fund is actively managed by a team of investment professionals. (See "Investment Adviser".) The Investment Adviser analyzes and monitors economic trends, monetary policy, and bond credit ratings on a continuous basis. The holdings in the portfolio are regularly reviewed in an effort to enhance returns.

     The Investment Adviser does not intend to invest the Fund's assets in securities the interest on which would be taxable for investors subject to the federal alternative minimum tax. Depending on the investor's tax bracket, the Fund may provide higher after-tax income than is normally provided by comparable taxable investments. The chart below illustrates the return a taxable investment would have to yield in order to equal various tax-free returns.


============================================================================================================
                                           A TAXABLE INVESTMENT WOULD HAVE TO YEILD:
TO EQUAL A TAX-          15%                28%               31%                36%               39.6%
FREE YIELD OF:       Tax Bracket*      Tax Bracket*      Tax Bracket*        Tax Bracket       Tax Bracket
------------------------------------------------------------------------------------------------------------
       2%               2.4%               2.8%              2.9%               3.1%              3.3%
       3%               3.5%               4.2%              4.3%               4.7%              5.0%
       4%               4.7%               5.6%              5.8%               6.3%              6.6%
       5%               5.9%               6.9%              7.2%               7.8%              8.3%
       6%               7.1%               8.3%              8.7%               9.4%              9.9%
============================================================================================================
* Joint Return       Below $39,000    $39,001-$94,250  $94,251-$143,600   $143,601-$256,500   Above $256,500
* Single Return      Below $23,350    $23,351-$56,550  $56,551-$117,950   $117,951-$256,500   Above $256,500
============================================================================================================


     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

                                  Risk Factors
     Although the assets of the Fund are invested in high quality municipal securities, the portfolio is subject to interest rate risk and credit risk.

     Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities. Given that the average weighted maturity of the portfolio's holdings is limited to three years, the Fund normally has less exposure to interest rate risk than longer-term bond funds.

     Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The Fund is investing in high quality bonds with a rating of A or better, which limits the portfolio's exposure to credit risk.

                               Portfolio Brokerage


     The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. For the fiscal years ended June 30, 1994 and 1995, the portfolio turnover rates for the Fund were 26.75% and 38.70%, respectively. (See "Portfolio Transactions" in the Statement of Additional Information.)


INVESTMENT RESTRICTIONS
================================================================================

     The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information" in this Prospectus.)

     As a non-fundamental policy, money is not borrowed in an amount in excess of 10% of the assets of the Fund. It is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Fund at any time at which the amount of its borrowings exceed 5% of its assets.

     Also as a non-fundamental policy, at least 80% of the Fund's assets is invested in securities the interest on which is exempt from federal income taxation.

     As a fundamental policy, the Fund does not purchase more than 10% of all outstanding debt securities of any one issuer.


     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; obligations issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater in value than 5% of the Fund's total assets (for the purpose of this restriction, the Fund regards each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer).


PURCHASE OF SHARES
================================================================================

     An investor may open a Fund account only through 59 Wall Street Distributors, the Fund's exclusive Distributor. Each Eligible Institution (see page 11) may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for their respective customers. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept.


     Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. All purchases must be paid for in immediately available funds on the third business day after the purchase order has been executed. Shares are entitled to dividends, if any, declared starting as of the third business day following the day a purchase order is executed.


     An investor who has a custody account with Brown Brothers Harriman & Co. may place purchase orders for Fund shares with the Trust through Brown Brothers Harriman & Co., which as an Eligible Institution holds such shares in its name on behalf of that customer. For such a customer, Brown Brothers Harriman & Co. arranges for the payment of the purchase price of Fund shares. Brown Brothers
Harriman & Co. has established for its customers a minimum initial purchase requirement of $10,000 and a minimum subsequent purchase requirement for the Fund of $1,000.

REDEMPTION OF SHARES
================================================================================

     Shares held by Brown Brothers Harriman & Co. on behalf of a shareholder may be redeemed by submitting a redemption request in good order to Brown Brothers Harriman & Co. Proceeds from the redemption of Fund shares are credited to the shareholder's account with Brown Brothers Harriman & Co.


     A redemption request in good order must be received by the Trust prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the third business day after the redemption request is executed, and in any event within seven days.

     If a redemption request is received by the Trust after 4:00 P.M., New York time, the redemption request is executed on the next business day. Shares will continue to earn dividends, if any, declared through the second business day following the day a redemption request is executed.


                            Redemptions By the Trust

     Each Eligible Institution (see page 11) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as an Eligible Institution, has established a minimum account size of $10,000

                         Further Redemption Information

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements. The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST
================================================================================

                              Trustees and Officers

    The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Trustees and Officers" in the Statement of Additional Information.)

   The Trustees of the Trust are:

      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
         Executive Vice President - Finance and Operations of The Interpublic
            Group of Companies

      David P. Feldman
         Corporate Vice President--Investment Alan G. Lowy
            Private Investor

      Arthur D. Miltenberger
         Vice President and Chief Financial Officer of
            Richard K. Mellon and Sons

                               Investment Adviser

     The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


     Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Trust's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1995, it managed total assets of approximately $20 billion.


     Mr. Eugene C. Rainis, Ms. Barbara Brinkley and Mr. Todd D. Jacobson of Brown Brothers Harriman & Co. are primarily responsible for the day-to-day management of the Fund. Mr. Rainis is the partner in charge of fixed income management and is directly responsible for setting fixed income investment policy at Brown Brothers Harriman & Co. He joined Brown Brothers Harriman & Co. in 1965 and his entire career has been in fixed income markets. Mr. Rainis is a Director of the Jefferson Insurance Company of New York and the Monticello Insurance Company, serves as a Trustee of Fordham University, and serves as Trustee and Vice Chairman of the Board of St. Vincent's Hospital. Mr. Rainis holds a B.S. from Fordham University, a M.B.A. from the Wharton School of the University of Pennsylvania and is a Chartered Financial Analyst. Ms. Brinkley, senior portfolio manager of the Fund since inception, joined Brown Brothers Harriman & Co. in 1967. Throughout her career with Brown Brothers Harriman & Co. Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. She is a member of Brown Brothers Harriman & Co.'s Fixed Income Credit Committee, a member and former chairman of the Municipal Analysts Group of New York and a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. from Smith College. Mr. Jacobson, Assistant Portfolio Manager of the Fund, joined Brown Brothers Harriman & Co. in 1993, following two years experience at Value Line as an investment analyst. Mr. Jacobson holds a B.A. from the State University of New York, Binghamton and a M.B.A. from The Wharton School, University of Pennsylvania.


     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.35% of the Fund's average daily net assets. Brown Brothers Harriman & Co. also receives an annual administration fee and eligible institution fee from the Fund equal to 0.15% and 0.25%, respectively, of the average daily net assets of the Fund.


     The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrator

     Brown Brothers Harriman & Co. acts as Administrator of the Trust. (See "Administrator" in the Statement of Additional Information.)

     In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.


     For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co. as Administrator, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets.


     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Fund.

                              Eligible Institutions


     The Trust has entered into an eligible institution agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Trust with respect to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co., among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom Brown Brothers Harriman & Co. was the holder or agent of record.


     The eligible institution agreement with Brown Brothers Harriman & Co. is non-exclusive and the Trust expects from time to time to enter into similar agreements with other financial institutions. At such time as any such similar agreement is entered into, references in this Prospectus to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co. shall include such shareholders of and prospective investors in the Fund who have an account with the financial institution which entered into such other agreement, except as expressly stated in this Prospectus.


                            Expense Payment Agreement

     Under an agreement dated February 22, 1995, 59 Wall Street Administrators pays the Fund's expenses (see "Expense Table") other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.70% of the average daily net assets of the Fund. Such fees are computed daily and paid monthly. During the fiscal year ended June 30, 1995, 59 Wall Street Administrators incurred $498,700 in expenses on behalf of the Fund, including investment advisory fees of $207,074 and eligible institution fees of $147,910 and received fees of $317,562.

     This expense payment agreement will terminate on July 1, 1997. After this expense payment agreement terminates, the Trustees of the Trust estimate that, at the Fund's current level, the total operating expenses of the Fund may increase to approximately 1.00% of the Fund's average annual net assets.

     The expenses of the Fund paid by 59 Wall Street Administrators under the agreement include investment advisory fees, eligible institution fees, the compensation of the Trustees of the Trust; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the net asset value of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; and expenses connected with the execution, recording and settlement of portfolio security transactions.


                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Fund's Custodian and Transfer and Dividend Disbursing Agent. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable. As Transfer and Dividend
Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.


                              Independent Auditors

     Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

     The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

     The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

     Substantially all of the Fund's net investment income, together with a discretionary portion of any net short-term capital gains, is declared as a dividend daily and paid monthly. Dividends with respect to shares which were redeemed during the month are paid at the end of the month. Dividends declared with respect to a Saturday, Sunday or holiday are credited to shareholders of record as of the close of business on the previous business day. Substantially all of the Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

     Unless a shareholder otherwise elects, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends paid in cash has the amount of such dividends automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends reinvested is able to do so, in both whole and fractional shares.

TAXES
================================================================================

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

     In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

     In accordance with Section 852(b)(5) of the Code, in order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

     The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

     Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

     Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase is disallowed to the extent of any tax-exempt dividends received during such period.

   The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

                              State and Local Taxes

     The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities.

     Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.
                                Foreign Investors

     The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                               Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800. Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently, there are two series in addition to the Fund.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable by the Trust, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.

   The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws
further  provide   that   all   questions  shall  be   decided   by a  majority
of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, Brown Brothers Harriman & Co., as an Eligible Institution, may vote any shares as to which Brown Brothers Harriman & Co. is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which Brown Brothers Harriman & Co. is the agent of record. Any shares so voted by Brown Brothers Harriman & Co. are deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of the Fund's outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Lehman 3-Year General Obligation Municipal Bond Index or the Merrill Lynch 0-3 Year General Obligation Municipal Bond Index). To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

         The Fund's "yield", "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX A
================================================================================

     This Appendix is intended to provide descriptions of the securities the Fund may purchase, the interest on which is exempt from federal income tax other than the alternative minimum tax. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

================================================================================

     Municipal Bonds--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. These securities include:

      o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

      o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.

      o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.

      o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt.

      o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.

      o Zero Coupon Bonds--securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

     Municipal Notes--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

      o  Tax  and  Revenue   Anticipation  Notes--notes issued in expectation of
         future taxes or revenues.

      o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

     Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

     Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

     When-issued and Delayed Delivery Securities--municipal securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

APPENDIX B
================================================================================

     This Appendix is intended to provide descriptions of the short-term securities the Fund may purchase, the interest on which is subject to federal income tax. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

================================================================================

     U.S.  Government  Obligations--Assets  of  the  Fund  may  be  invested  in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

     Commercial Paper--Assets of the Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations.

     Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

     At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Fund's net assets.

     Bank Obligations--Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. (See "Bond,

Note and Commercial Paper Ratings" in the Statement of Additional Information.) There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund will not be invested in obligations of Brown Brothers Harriman & Co. or the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

     Repurchase Agreements--Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

The 59 Wall Street Trust


Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116













No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

===============================================================================
STATEMENT OF ADDITIONAL INFORMATION

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116

===============================================================================

         The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fund") is a separate portfolio of The 59 Wall Street Trust (the "Trust"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Fund invests primarily in high quality municipal securities and the dollar-weighted average maturity of the Fund's portfolio does not exceed three years. The Fund is an appropriate investment for investors seeking tax free income returns greater than those provided by tax free money market funds and who are able to accept fluctuations in the net asset value of their investment. The Fund is designed to have lesser price fluctuations than long term bond funds. There can be no assurance that the investment objective of the Fund will be achieved.


         Brown Brothers Harriman & Co. is the Fund's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 1, 1995, a copy of which may be obtained from the Trust at the address noted above.


                               TABLE OF CONTENTS

                                                              CROSS-REFERENCE TO
                                               PAGE           PAGE IN PROSPECTUS


Investment Objective and Policies                 2                  4-6
Investment Restrictions                           2                  7-8
Trustees and Officers                             5                  9
Investment Adviser                                8                  9-10
Administrator                                     9                 10-11
Distributor                                       9                 12
Net Asset Value                                   9                 13
Computation of Performance                       10                 16-17
Federal Taxes                                    11                 13-15
Massachusetts Trust                              12                 15-16
Portfolio Transactions                           14                  7
Bond, Note and Commercial Paper Ratings          15                  5
Additional Information                           17                 16-17
Financial Statements                             19                  4

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES

===============================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.


         LOANS OF PORTFOLIO SECURITIES. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Trust in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Trust or Brown Brothers Harriman & Co.


INVESTMENT RESTRICTIONS

===============================================================================

         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act" (see "Additional Information").

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

         (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (8) concentrate its investments in securities of issuers in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in securities of issuers in any one industry, except that positions in futures or option contracts shall not be subject to this restriction (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuer of such obligations is engaged);

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction (for the purpose of this restriction, it will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer); or

         (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

         As an operating policy, the Fund has no current intention to engage in options or futures transactions or to lend portfolio securities.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies the Fund may not as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased for the Fund's portfolio at any time at which the amount of its borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in securities that are not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, except that futures and option contracts are not subject to this restriction, (viii) invest more than 5% of its assets in taxable securities of issuers which, including predecessors, have a record of less than three years of continuous operation (this restriction shall not apply to any obligations of the U.S. Government, its agencies or instrumentalities), or (ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

TRUSTEES AND OFFICERS

===============================================================================


         The Trustees and executive officers of the Trust, their principal occupation during the past five years (although their titles may have varied during the period) and business addresses are:


                             TRUSTEES OF THE TRUST


         J.V. SHIELDS, JR.* -- Chairman of the Board and Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; and Director of
Flowers Industries, Inc.(1) His business address is Shields & Company, 71 Broadway, New York, NY 10006.

         EUGENE P. BEARD** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Executive Vice President -- Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Corporate Vice President--Investment Management of American Telephone and Telegraph Co., Inc.; Director of Dreyfus Mutual Funds, Equity Fund of Latin America (since prior to April 1990), New World Balanced Fund (since prior to May 1990), India Magnum Fund (since prior to September
1990), and U.S. Prime Properties Inc. (since February 1990); and Trustee of Corporate Property Investors. His business address is American Telephone and Telegraph Co., Inc., One Oak Way, Room 2EA 176, Berkeley Heights, NJ 07922.

         ALAN G. LOWY** -- Trustee; Private investor; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since February 1992); Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of the Richard King Mellon Foundation; Director of Enterprise Corporation (prior to 1992), Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994), Computer Renaissance, Inc. (prior to March 1990), and I&M Orchards, Inc. (prior to 1991); and Member of the Valuation Committee of T. Rowe Price Threshold Fund, L.P. (prior to 1992), Advisory Committee of the Carlyle Group and Pittsburgh Seed Fund and the Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.


                             OFFICERS OF THE TRUST


         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") (since June 1990) and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG (since prior to December 1990).

         THOMAS M. LENZ -- Secretary; Vice President and Associate General Counsel of SFG (since prior to November 1990); and Assistant Secretary of 59 Wall Street Distributors (since May 1991) and 59 Wall Street Administrators (since June 1993).

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; and Assistant Secretary of 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer of SFG, 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         DAVID G. DANIELSON -- Assistant Treasurer; Assistant Manager of SFG (since May 1991); and Graduate Student, Northeastern University (prior to March
1991).

         BRIAN J. HALL -- Assistant Treasurer; Fund Administrator of SFG (since November 1991); and Senior State Regulation Administrator of The Boston Company (prior to November 1991).

-------------------------

* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.

**    These Trustees are members of the Audit Committee.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.


         Each Trustee and officer listed above holds the equivalent position with The 59 Wall Street Fund, Inc. The address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, Lenz, Danielson and Hall and Mss. Mugler and O'Dette also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.


         Except for Mr. Shields, no Trustee is an "interested person" of the Trust as that term is defined in the 1940 Act.


      The Trustees receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Trust and The 59 Wall Street Fund, Inc. and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Trust and the Fund Complex (the Fund Complex consists of the Trust and The 59 Wall Street Fund, Inc. which currently consists of six series) was less than $60,000.


      By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Trust itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Trust or, other than the Chairman, receive any compensation from the Fund.


      As of September 30, 1995, the Trust's Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Trust. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund. However, as of that date, Partners of Brown Brothers Harriman & Co. and their immediate families owned 493,537 (10.64%) shares of the Fund. Brown Brothers Harriman & Co. and its affiliates separately were able to direct the disposition of an additional 797,412 (17.19%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.


INVESTMENT ADVISER

================================================================================

      Under its Investment Advisory Agreement with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.


      The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Trust is dated June 9, 1992, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act" or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was approved last by the Independent Trustees on August 22, 1995. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act" on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Trust (see "Additional Information").

      The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.35% of the Fund's average daily net assets. Prior to November 1, 1993, the investment advisory fee was an annual rate equal to 0.50% of the Fund's average daily net assets. For the fiscal years ended June 30, 1995 and 1994 and the period July 23, 1992 (commencement of operations) to June 30, 1993, the Investment Adviser received $207,074, $239,217 and $68,856, respectively for advisory services.


      The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Fund or were prohibited from acting in such capacity, it is expected that the Trustees would recommend to the shareholders that they approve a new investment advisory agreement for the Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement or Administration Agreement with the Trust or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Trust and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Trust might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR

================================================================================


      The Administration Agreement between the Trust and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Trust's Administration Agreement on August 22, 1995. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Trust's outstanding voting securities as defined in the 1940 Act" (see "Additional Information"). The Administration Agreement is terminable by the Trust's Trustees or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Trust.

      The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. Prior to November 1, 1993, 59 Wall Street Distributors served as administrator of the Trust and was paid at an annual rate equal to 0.05% of the Fund's average daily net assets. During the fiscal year ended June 30, 1995 and 1994 and the period July 23, 1992 (commencement of operations) to June 30, 1993, the Fund paid administrative fees totalling $88,746, $77,691 and $6,886, respectively.


DISTRIBUTOR

================================================================================


      The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 22, 1995. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act" (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.

NET ASSET VALUE

================================================================================

      The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Such procedures include the use of indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

COMPUTATION OF PERFORMANCE

================================================================================

      The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


        The annualized total rate of return for the Fund for the fiscal year ended June 30, 1995 and the period July 23, 1992 (commencement of operations) to June 30, 1995 were 5.42% and 4.46%, respectively. The total rate of return should not be considered a representation of the total rate of return of the Fund in the future since the total rate of return is not fixed. Actual total rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.


      Total rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

      Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Any tax equivalent  yield  quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield is the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield is the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and
(b) the portion of the yield which is not tax-exempt.


      The 30-day yield and tax equivalent yield assuming a tax rate of 36% for the period ended June 30, 1995 were 3.50% and 5.47%, respectively. The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.


      Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES

================================================================================

      Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      OTHER TAXES. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

MASSACHUSETTS TRUST

================================================================================

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of three series.

      Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

      Stock certificates are not issued by the Trust.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

      It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

      However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO TRANSACTIONS

================================================================================

      Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange, while infrequent, are effected through brokers who charge a commission for their services. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

================================================================================

                                  Bond Ratings

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

      Aaa, Aa and A - Tax-exempt bonds rated Aaa are judged to be of the "best quality". The rating of Aa is assigned to bonds that are of "high quality by all standards", but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds". The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Issues rated Aaa or Aa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

STANDARD & POOR'S CORPORATION ("S&P")

      AAA, AA and A - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade", are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to adverse effects or changes in circumstances and economic conditions. Bonds rated AA or A may be modified with a plus (+) or a minus (-) sign to show relative strength within the rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

FITCH INVESTORS SERVICE ("FITCH")

      AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

              Tax-Exempt Note and Variable Rate Investment Ratings

      Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

      S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

      Fitch - F-1+, F-1 and F-2. Notes assigned F-1+ are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating.

Notes assigned F-2 have a satisfactory degree of assurance for timely payment, but margins of protection are not as great as for issues rated F-1+ and F-1. The symbol LOC may follow a note rating which indicates that a letter of credit issued by a commercial bank is attached to the note.

               Tax-Exempt and Corporate Commercial Paper Ratings

      Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

      S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

      Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

                              Other Considerations

      The ratings of S&P, Moody's and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

      Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

================================================================================

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund  shareholders   receive  semi-annual  reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

      A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.


 FINANCIAL STATEMENTS

 =============================================================================

      The Fund's current annual report to shareholders as filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder is hereby incorporated herein by reference. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

WS5089G

PART C
OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)   Financial Statements:

      Financial Statement included in the Prospectus constituting Part A of this Registration Statement:


               Financial Highlights for each of the years in the three year periods ended June 30, 1995.


      Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


               Portfolio of Investments at June 30, 1995 Statement of Assets and Liabilities at June 30, 1995 Statement of Operations for the year ended June 30, 1995 Statement of Changes in Net Assets for the years ended June 30, 1994 and 1995.
               Financial Highlights for each year of the three year periods ended June 30, 1995
               Notes to Financial Statements.
               Independent Auditors' Report.
               Management's Discussion of Fund Performance


(b)   Exhibits:


1(a)           Amended and Restated Declaration of Trust of the Registrant (10)
 (b)           Designation of Series of The 59 Wall Street U.S. Treasury Money
               Fund (10)
 (c)           Designation of Series of The 59 Wall Street Tax Free
               Short/Intermediate Fixed Income Fund (10)
2              By-Laws of the Registrant (10)
3              Not Applicable
4              Not Applicable
5(a)           Advisory Agreement with respect to The 59 Wall Street Tax Free
               Short/Intermediate Fixed Income Fund (10)
6              Distribution Agreement (2)
7              Not Applicable
8(a)           Custody Agreement (1)
 (b)           Transfer Agency Agreement (1)
9(a)           Amended and Restated Administration Agreement (8)
 (b)           Subadministrative Services Agreement (8)
 (c)           License Agreement (2)
 (e)           Eligible Institution Agreement (8)
 (f)           Expense Reimbursement Agreement with respect to The 59 Wall
               Street Money Market Fund (6)
 (g)           Expense Reimbursement Agreement with respect to The 59 Wall
               Street U.S. Treasury Money Fund (7)
 (h)           Expense Reimbursement Agreement with respect to The 59 Wall
               Street Tax Free Short/Intermediate Fixed Income Fund (8)
10             Opinion of Counsel (including consent) (10)
11             Consent of independent auditors (10)
12             Not Applicable
13             Purchase Agreement (1)
14             Not Applicable
15             Not Applicable
16(a)          Schedule of Computation of Performance Quotations (8)


(1)   Filed with Amendment No. 1 to this Registration Statement on
      October 28, 1983.
(2)   Filed with Amendment No. 10 to this Registration Statement on
      August 31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4)   Filed with Amendment No. 14 to this Registration Statement on
      June 15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 27, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 27, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on September 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10)  Filed herewith.

ITEM 25.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.


ITEM 26.       NUMBER OF HOLDERS OF SECURITIES (September 30, 1995).


                        Title of Class                 Number of Record Holders


         Shares of Beneficial Interest                                    3,477
    (The 59 Wall Street Money Market Fund)

         Shares of Beneficial Interest                                      590
 (The 59 Wall Street U.S. Treasury Money Fund)

         Shares of Beneficial Interest                                      307
 (The 59 Wall Street Tax Free Short/Intermediate
                  Fixed Income Fund)


ITEM 27.       INDEMNIFICATION.

      As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, 59 Wall Street Distributors, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The investment adviser of the Registrant's Money Market Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.


      To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 29.       PRINCIPAL UNDERWRITERS.

      (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
               Distributors") and its affiliates also serve as administrator and/or distributor to other registered investment companies.

      (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Trustee of the Registrant.



PHILIP W. COOLIDGE: President, Chief Executive Officer and Director of 59 Wall Street Distributors. President of Registrant.

JOAN R. GULINELLO: Secretary of 59 Wall Street Distributors. Secretary and Treasurer of Registrant.

LINDA T. GIBSON: Assistant Secretary of 59 Wall Street Distributors.

THOMAS M. LENZ: Assistant Secretary of 59 Wall Street Distributors. Assistant Secretary of Registrant.

MOLLY S. MUGLER: Assistant Secretary of 59 Wall Street Distributors. Assistant Secretary of Registrant.

ANDRES E. SALDANA: Assistant Secretary of 59 Wall Street Distributors.

SUSAN JAKUBOSKI: Assistant Treasurer of 59 Wall Street Distributors.

BARBARA M. O'DETTE: Assistant Treasurer of 59 Wall Street Distributors.

DAVID G. DANIELSON: Assistant Treasurer of Registrant.

BRAIN J. HALL: Assistant Treasurer of Registrant.

ROBERT G. DAVIDOFF: Director of 59 Wall Street Distributors; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

DONALD S. CHADWICK: Director of 59 Wall Street Distributors; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

LEEDS HACKETT: Director of 59 Wall Street Distributors; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020.

LAURENCE B. LEVINE: Director of 59 Wall Street Distributors; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

KATE B.M. BOLSOVER: Director of 59 Wall Street Distributors; Signature Financial Group (Europe), Ltd., 49 St. James's Street, London SW1A 1JT.

     (c) Not Applicable.

ITEM 30.       LOCATION OF ACCOUNTS AND RECORDS.

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:

      The 59 Wall Street Trust
      59 Wall Street Distributors, Inc.
      59 Wall Street Administrators, Inc.
      6 St. James Avenue
      Boston, MA 02116

      Brown Brothers Harriman & Co.
      59 Wall Street
      New York, NY 10005

      State Street Bank and Trust Company
      1776 Heritage Drive
      North Quincy, MA 02171

ITEM 31.       MANAGEMENT SERVICES.

      Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.       UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A ("Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 26th day of October, 1995.

THE 59 WALL STREET TRUST

By /s/PHILIP W. COOLIDGE
   (Philip W. Coolidge, President)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                          Date

                                Trustee and
/S/ JOSEPH V. SHIELDS, JR.      Chairman of the Board          October 26, 1995
J.V. Shields, Jr.

/S/ PHILIP W. COOLIDGE          President (Principal           October 26, 1995
Philip W. Coolidge              Executive Officer)

/S/ H.B. ALVORD                 Trustee                        October 26, 1995
H.B. Alvord

/S/ EUGENE P. BEARD             Trustee                        October 26, 1995
(Eugene P. Beard)

/S/ DAVID P. FELDMAN            Trustee                        October 26, 1995
David P. Feldman

/S/ ARTHUR D. MILTENBERGER      Trustee                        October 26, 1995
Arthur D. Miltenberger

/S/ ALAN G. LOWY                Trustee                        October 26, 1995
Alan G. Lowy

/S/ DAVID G. DANIELSON          Acting Treasurer (Acting       October 26, 1995
                                Principal Financial and
David G. Danielson              Principal Accounting Officer)

                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION OF EXHIBIT


1(a)           Amended and Restated Declaration of Trust of the Registrant
 (b)           Designation of Series of The 59 Wall Street U.S. Treasury Money
               Fund
 (c)           Designation of Series of The 59 Wall Street Tax Free
               Short/Intermediate Fixed Income Fund

2              By-Laws of the Registrant

5(b) Advisory Agreement with respect to The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund

11             Consent of independent auditors

17             Financial Data Schedule